UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 9, 2014
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

            On January 9, 2014, Hewlett-Packard Company (“HP”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among HP, BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and Wells Fargo Securities, LLC as representatives of the several underwriters named therein, for the issuance and sale by HP of (i) $1,250,000,000 aggregate principal amount of its 2.750% Global Notes due January 14, 2019 and (ii) $750,000,000 aggregate principal amount of its Floating Rate Global Notes due January 14, 2019 ((i) and (ii) are collectively referred to as the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to HP's automatic shelf registration statement on Form S-3 (File No. 333-181669) filed with the Securities and Exchange Commission on May 24, 2012 (the “Registration Statement”).  On January 14, 2014, HP closed its public offering of the Notes.

            The Underwriting Agreement is attached hereto as Exhibit 1.1.  A form of each series of the Notes is attached hereto as Exhibits 4.1 and 4.2.  HP’s officers’ certificate, dated January 14, 2014 (the “301 Officers’ Certificate”), authorizing the terms of the Notes pursuant to Section 301 of the Indenture (as defined in Item 9.01 below) governing the Notes, is attached hereto as Exhibit 4.3.  In connection with the issuance of the Notes, Gibson, Dunn & Crutcher LLP has provided a legal opinion and consent, which are attached hereto as Exhibits 5.1 and 23.1, respectively.

              The purpose of this Current Report is to incorporate by reference the Underwriting Agreement, the form of the Notes, the 301 Officers’ Certificate and the opinion and consent of Gibson, Dunn & Crutcher LLP (attached hereto as Exhibits 1.1, 4.1, 4.2, 4.3, 5.1 and 23.1, respectively) into the Registration Statement.  By filing this Current Report, such exhibits and this Current Report are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement dated January 9, 2014, among HP, BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and Wells Fargo Securities, LLC

Exhibit 4.1	Form of 2.750% Global Notes due January 14, 2019

Exhibit 4.2	Form of Floating Rate Global Notes due January 14, 2019

Exhibit 4.3
Officers’ Certificate dated January 14, 2014, delivered pursuant to Section 301 of the Indenture, dated as of June 1, 2000 (the “Indenture”), between HP and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association, as successor to Chase Manhattan Bank and Trust Company, National Association) as Trustee

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: January 14, 2014	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement dated January 9, 2014, among HP, BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and Wells Fargo Securities, LLC

Exhibit 4.1	Form of 2.750% Global Notes due January 14, 2019

Exhibit 4.2	Form of Floating Rate Global Notes due January 14, 2019

Exhibit 4.3
Officers’ Certificate dated January 14, 2014, delivered pursuant to Section 301 of the Indenture, dated as of June 1, 2000 (the “Indenture”), between HP and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association, as successor to Chase Manhattan Bank and Trust Company, National Association) as Trustee

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)